Putnam Minnesota Tax Exempt Income Fund
The fund's portfolio
8/31/21 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
COP — Certificates of Participation
FNMA Coll. — Federal National Mortgage Association Collateralized
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
U.S. Govt. Coll. — U.S. Government Collateralized
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.02% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (100.1%)(a)
	Rating(RAT)	Principal amount	Value
Guam (2.1%)
Guam Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/42(FWC)	Ba1	$1,300,000	$1,485,445
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	550,000	644,123
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, Ser. A, 5.00%, 1/1/50	A-	1,000,000	1,226,065

			3,355,633
Illinois (1.0%)
Chicago, Motor Fuel Tax Rev. Bonds, AGM, 5.00%, 1/1/30	AA	100,000	107,277
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa2	1,250,000	1,535,101

			1,642,378
Minnesota (96.2%)
Aurora, G.O. Bonds, (Indpt. School Dist. No. 2711), Ser. B, zero %, 2/1/29	Aa2	940,000	758,673
Baytown Twp., Lease Rev. Bonds, Ser. A
4.00%, 8/1/41	BB+	300,000	320,109
4.00%, 8/1/36	BB+	300,000	322,985
Bethel, Charter School Lease Rev. Bonds, (Spectrum High School), Ser. A, 4.25%, 7/1/47	BB+	895,000	967,094
Burnsville, G.O. Bonds, (Indpt. School Dist. No. 191), Ser. A, 4.00%, 2/1/33	Aa2	500,000	550,341
Center City, Hlth. Care Fac. Rev. Bonds, (Hazelden Betty Ford Foundation), 5.00%, 11/1/44	Baa1	500,000	548,132
Central MN Muni. Pwr. Agcy. Rev. Bonds, (Twin Cities Transmission Project), 5.00%, 1/1/32	A1	1,000,000	1,015,336
Chaska, G.O. Bonds, (Indpt. School Dist. No. 112), Ser. A, 5.00%, 2/1/31	Aa2	500,000	594,681
Circle Pines, G.O. Bonds, (Indpt. School Dist. No. 12), Ser. A, zero %, 2/1/25	AAA	750,000	737,608
Cologne, Charter School Lease Rev. Bonds, Ser. A, 5.00%, 7/1/34	BB+	345,000	370,571
Deephaven, Charter School Lease Rev. Bonds, (Eagle Ridge Academy), Ser. A
5.25%, 7/1/40	BB+	500,000	560,406
U.S. Govt. Coll., 5.125%, 7/1/33 (Prerefunded 7/1/23)	AAA/P	500,000	543,621
Duluth, COP, (Indpt. School Dist. No. 709)
Ser. B, 5.00%, 2/1/28	Aa2	1,390,000	1,719,117
Ser. B, 5.00%, 2/1/27	Aa2	370,000	447,069
Ser. B, 5.00%, 2/1/26	Aa2	395,000	464,703
Ser. B, 5.00%, 2/1/25	Aa2	375,000	427,953
Ser. B, 5.00%, 2/1/24	Aa2	400,000	440,916
Ser. B, 5.00%, 2/1/23	Aa2	380,000	402,987
Ser. B, 5.00%, 2/1/22	Aa2	320,000	325,765
Ser. A, 4.00%, 3/1/32	Ba2	1,355,000	1,449,437
Duluth, Econ. Dev. Auth. Rev. Bonds, (Benedictine Hlth. Syst. Oblig. Group), Ser. A
4.00%, 7/1/41	BB/P	930,000	1,020,523
4.00%, 7/1/36	BB/P	250,000	276,157
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Essentia Hlth. Oblig. Group), Ser. A, 5.25%, 2/15/58	A-	1,000,000	1,218,782
(Essentia Hlth. Oblig. Group), 5.00%, 2/15/43	A-	2,000,000	2,418,649
(St. Luke's Hosp. of Duluth Oblig. Group), 4.00%, 6/15/39(FWC)	BBB-	225,000	257,174
(St. Luke's Hosp. of Duluth Oblig. Group), 4.00%, 6/15/38(FWC)	BBB-	375,000	430,255
(St. Luke's Hosp. of Duluth Oblig. Group), 3.00%, 6/15/44	BBB-	825,000	851,451
Forest Lake, Charter School Lease Rev. Bonds, (LILA Bldg. Co.), Ser. A
5.50%, 8/1/36	BB+	250,000	262,273
4.50%, 8/1/26	BB+	355,000	372,468
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A, 5.00%, 7/1/47	BB-/P	500,000	540,817
(Parnassus Preparatory School), Ser. A, 5.00%, 11/1/36	BB	250,000	281,902
Hastings, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 200), Ser. A, zero %, 2/1/30	Aa2	1,000,000	863,103
Hennepin Cnty., G.O. Bonds
Ser. A, 5.00%, 12/1/38	AAA	530,000	646,524
Ser. A, 5.00%, 12/1/34	AAA	2,500,000	3,346,769
Ser. C, 5.00%, 12/1/34	AAA	1,500,000	1,841,071
Hennepin Cnty., VRDN, Ser. B, 0.02%, 12/1/38	A-1+	2,315,000	2,315,000
Hennepin Cnty., Regl. RR Auth. G.O. Bonds, Ser. A
5.00%, 12/1/38	AAA	2,000,000	2,525,789
5.00%, 12/1/37	AAA	1,000,000	1,265,512
Intermediate School Dist. No. 287 COP, Ser. A, 4.00%, 5/1/27	A1	250,000	279,442
Jordan, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 717), Ser. A
5.00%, 2/1/28 (Prerefunded 2/1/23)	Aa2	960,000	1,024,986
5.00%, 2/1/28 (Prerefunded 2/1/23)	AAA/P	40,000	42,708
Lakeville, G.O. Bonds, (Indpt. School Dist. No. 194), Ser. B, 4.00%, 2/1/27	Aa2	510,000	587,493
Litchfield G.O. Bonds, (Indpt. School Dist. No. 465)
5.00%, 2/1/25	AAA	870,000	1,006,566
5.00%, 2/1/24	AAA	1,065,000	1,186,455
Maple Grove, Hlth. Care Fac. Rev. Bonds, (Maple Grove Hosp. Corp.)
5.00%, 5/1/32	Baa1	500,000	601,018
5.00%, 5/1/31	Baa1	500,000	602,525
5.00%, 5/1/30	Baa1	850,000	1,028,291
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Allina Hlth. Oblig. Group.), 5.00%, 11/15/23	Aa3	1,700,000	1,879,046
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care VRDN, (Allina Hlth. Syst.)
Ser. B-1, 0.01%, 11/15/35	VMIG 1	2,300,000	2,300,000
Ser. B-2, 0.01%, 11/15/35	VMIG 1	1,100,000	1,100,000
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds
Ser. C, 5.00%, 1/1/37	A+	825,000	994,535
Ser. C, 5.00%, 1/1/36	A+	825,000	994,551
Ser. B, 5.00%, 1/1/29	A	910,000	924,140
Ser. B, 5.00%, 1/1/23	A	730,000	776,536
Minneapolis, G.O. Bonds
(Special School Dist. No. 1), Ser. A, 5.00%, 2/1/32	AAA	1,050,000	1,454,566
(Special School Dist. No. 1), Ser. A, 4.00%, 2/1/35	AAA	1,590,000	1,901,702
3.00%, 12/1/28	AAA	1,650,000	1,845,497
Minneapolis, Rev. Bonds, (YMCA of the Greater Twin Cities)
4.00%, 6/1/31	Baa1	100,000	107,766
4.00%, 6/1/27	Baa1	100,000	110,702
Minneapolis, Hlth. Care Syst. Rev. Bonds, (Fairview Hlth. Svcs. Oblig. Group), Ser. A
5.00%, 11/15/44	A+	250,000	290,074
5.00%, 11/15/34	A+	2,230,000	2,807,640
4.00%, 11/15/38	A+	500,000	576,134
Minneapolis, Hlth. Care Syst. VRDN (Fairview Hlth. Svcs. Oblig. Group), Ser. B, 0.02%, 11/15/48	VMIG 1	1,500,000	1,500,000
Minneapolis, Student Hsg. 144A Rev. Bonds, (Riverton Cmnty. Hsg.), 5.00%, 8/1/53	BB/P	500,000	533,808
Minnetonka, Hsg. Fac. VRDN, (Beacon Hill, Inc.), FNMA Coll., 0.02%, 5/15/34	VMIG 1	675,000	675,000
MN State COP, (Legislative Office Fac.), 5.00%, 6/1/37	AA+	3,000,000	3,343,608
MN State G.O. Bonds
(Trunk Hwy.), Ser. B, 5.00%, 10/1/30 (Prerefunded 10/1/21)	AAA	1,000,000	1,003,954
Ser. A, U.S. Govt. Coll., 5.00%, 10/1/24 (Prerefunded 10/1/21)	AAA/P	10,000	10,039
MN State Rev. Bonds, (Gen. Fund Appropriations)
Ser. A, 5.00%, 6/1/38	AA+	1,000,000	1,077,188
Ser. B, 5.00%, 3/1/29	AA+	500,000	511,860
MN State College & U. Rev. Bonds, Ser. A
5.00%, 10/1/31 (Prerefunded 10/1/21)	Aa3	1,000,000	1,003,912
4.00%, 10/1/25	Aa3	1,000,000	1,037,194
MN State Higher Ed. Fac. Auth. Rev. Bonds
(Bethel U.), 5.00%, 5/1/47	BB+	1,000,000	1,118,331
(Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	750,000	805,336
(U. of St. Thomas), 5.00%, 10/1/40	A2	1,000,000	1,255,471
(College of St. Benedict), Ser. 8-K, 5.00%, 3/1/37	Baa1	1,000,000	1,137,732
(U. of St. Thomas), Ser. L-8, 5.00%, 4/1/35	A2	750,000	873,383
(St. Catherine U.), Ser. 7-Q, U.S. Govt. Coll., 5.00%, 10/1/32 (Prerefunded 10/1/22)	Baa1	700,000	736,562
(St. John's U.), Ser. 8-H, 5.00%, 10/1/22	A2	500,000	524,933
(St. Olaf College), 4.00%, 10/1/50	A1	1,600,000	1,891,830
(Macalester College), 4.00%, 3/1/48	Aa3	1,000,000	1,132,122
(St. Olaf College), 4.00%, 10/1/46	A1	1,750,000	2,076,771
(College of St. Scholastica, Inc.), 4.00%, 12/1/40	Baa2	1,500,000	1,733,822
(St John's U.), 4.00%, 10/1/39	A2	425,000	508,281
(St. Catherine U.), Ser. A, 4.00%, 10/1/37	Baa1	580,000	653,848
(Carleton College), 4.00%, 3/1/37	Aa2	500,000	566,057
(St. Catherine U.), Ser. A, 4.00%, 10/1/36	Baa1	920,000	1,039,749
(St John's U.), 4.00%, 10/1/35	A2	170,000	205,588
(U. of St. Thomas), Ser. A, 4.00%, 10/1/35	A2	400,000	460,850
(St John's U.), 4.00%, 10/1/34	A2	175,000	212,047
(U. of St. Thomas), Ser. A, 4.00%, 10/1/34	A2	400,000	461,482
(St John's U.), 4.00%, 10/1/33	A2	475,000	577,984
(St. Olaf College), Ser. 8-N, 4.00%, 10/1/26	A1	85,000	99,343
(Macalester College), 3.00%, 3/1/43	Aa3	325,000	354,883
(St. Olaf College), 3.00%, 10/1/41	A1	1,000,000	1,100,056
(Macalester College), 3.00%, 3/1/40	Aa3	360,000	397,068
(St John's U.), 3.00%, 10/1/38	A2	245,000	269,716
(St. Olaf College), 3.00%, 10/1/38	A1	1,000,000	1,108,848
(St John's U.), 3.00%, 10/1/36	A2	420,000	465,095
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
Ser. A, 5.00%, 10/1/35	A1	500,000	567,511
Ser. A, 5.00%, 10/1/34	A1	850,000	965,887
5.00%, 10/1/33	A1	250,000	284,332
5.00%, 10/1/29	A1	350,000	426,535
MN State Office of Higher Ed. Rev. Bonds, (Supplemental Student Loan Program), 4.00%, 11/1/37	AA	1,000,000	1,104,278
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. E, 3.50%, 1/1/46	Aa1	315,000	331,934
Moorhead, Edl. Fac. Rev. Bonds, (Concordia College Corp.), 5.00%, 12/1/40	Baa1	500,000	560,018
New London-Spicer, G.O. Bonds, (Indpt. School Dist. No. 345), Ser. A, 4.00%, 2/1/31	AAA	500,000	567,062
Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds
5.00%, 1/1/41	A3	400,000	475,282
5.00%, 1/1/36	A3	180,000	214,928
5.00%, 1/1/35	A3	170,000	203,708
5.00%, 1/1/34	A3	210,000	251,982
5.00%, 1/1/33	A3	235,000	282,196
5.00%, 1/1/32	A3	215,000	258,728
5.00%, 1/1/31	A3	200,000	240,976
5.00%, 1/1/28	A3	250,000	295,280
Otsego, Charter School Lease Rev. Bonds, (Kaleidoscope Charter School), Ser. A, 5.00%, 9/1/44	BB-	200,000	209,744
Richfield, G.O. Bonds, (Indpt. School Dist. No. 280), Ser. A, 4.00%, 2/1/36	AAA	1,500,000	1,704,503
Rochester, G.O. Bonds, (Indpt. School Dist. No. 535), Ser. A, 4.00%, 2/1/23	AAA	3,000,000	3,163,384
Rochester, Elec. Util. Rev. Bonds
Ser. B, 5.00%, 12/1/43 (Prerefunded 12/1/23)	Aa3	1,000,000	1,108,764
Ser. A, 5.00%, 12/1/36	Aa3	500,000	606,479
Ser. A, 5.00%, 12/1/35	Aa3	730,000	887,134
Rochester, Hlth. Care Fac. Rev. Bonds
(Mayo Clinic), Ser. B, 5.00%, 11/15/36	Aa2	500,000	759,943
(Olmsted Med. Ctr.), 5.00%, 7/1/33 (Prerefunded 7/1/23)	AAA/P	650,000	706,477
(Mayo Clinic), 4.00%, 11/15/48	Aa2	1,500,000	1,729,156
(Mayo Clinic), 4.00%, 11/15/41	Aa2	250,000	255,967
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic)
Ser. A, 0.01%, 11/15/38	A-1+	2,165,000	2,165,000
Ser. B, 0.01%, 11/15/38	VMIG 1	3,050,000	3,050,000
Sartell, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 748), Ser. B, zero %, 2/1/34	Aa2	700,000	500,112
Shakopee G.O. Bonds, (Indpt. School Dist. No. 720), Ser. C, zero %, 2/1/30	Aa2	3,355,000	2,948,680
Shakopee, Hlth. Care Fac. Rev. Bonds, (St. Francis Regl. Med. Ctr.)
5.00%, 9/1/34	A-	670,000	725,836
5.00%, 9/1/29	A-	250,000	275,236
Southern MN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. A
5.00%, 1/1/42	A1	1,500,000	1,817,132
5.00%, 1/1/36	A1	500,000	588,688
NATL, zero %, 1/1/24	A1	2,000,000	1,976,732
St. Cloud, Hlth. Care Rev. Bonds, (CentraCare Hlth. Syst.)
Ser. A, 5.00%, 5/1/46	A2	1,500,000	1,770,387
4.00%, 5/1/49	A2	1,000,000	1,145,908
St. Paul G.O. Bonds, (Indpt. School Dist. No. 625), Ser. D, 5.00%, 2/1/29	AAA	1,310,000	1,698,154
St. Paul Park, Senior Hsg. & Hlth. Care Rev. Bonds, (Presbyterian Homes Bloomington), 5.00%, 9/1/42	BB/P	500,000	536,779
St. Paul, Hsg. & Redev. Auth. Rev. Bonds, (SPCPA Bldg. Co.), Ser. A, 4.625%, 3/1/43	BB	350,000	358,215
St. Paul, Hsg. & Redev. Auth. Charter School Lease Rev. Bonds
(Nova Classical Academy), Ser. A, U.S. Govt. Coll., 6.625%, 9/1/42 (Prerefunded 9/1/21)	BB+	250,000	250,000
(Hmong College Prep Academy), 5.75%, 9/1/46	BB+	2,000,000	2,332,196
(Hmong College Prep Academy), 5.00%, 9/1/55	BB+	500,000	596,500
Ser. A, 5.00%, 12/1/37	BBB-	500,000	554,946
(Twin Cities Academy), Ser. A, 5.00%, 7/1/35	BB	250,000	271,923
(German Immersion School), Ser. A, 5.00%, 7/1/33	BB	500,000	525,430
(Nova Classical Academy), Ser. A, 4.00%, 9/1/36	BB+	300,000	318,756
(Nova Classical Academy), 4.00%, 9/1/31	BB+	350,000	374,414
(Nova Classical Academy), 2.00%, 9/1/26	BB+	350,000	350,000
St. Paul, Hsg. & Redev. Auth. Energy Rev. Bonds, Ser. A, 4.00%, 10/1/33	A-	650,000	737,870
St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Fairview Hlth. Svcs. Oblig. Group), Ser. A
4.00%, 11/15/37	A+	1,000,000	1,152,771
4.00%, 11/15/36	A+	1,000,000	1,155,364
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds, (HealthPartners Oblig. Group), Ser. A
5.00%, 7/1/33	A2	1,000,000	1,169,078
5.00%, 7/1/32	A2	500,000	585,162
St. Paul, Hsg. & Redev. Auth. Hosp. Fac. Rev. Bonds, (Healtheast Care Syst.), Ser. A, U.S. Govt. Coll., 5.00%, 11/15/40 (Prerefunded 11/15/25)	AAA/P	650,000	774,186
St. Paul, Metro. Council Area G.O. Bonds, (Transit Cap.), Ser. C, 4.00%, 3/1/25	Aaa	1,120,000	1,141,153
St. Paul, Port Auth. Lease Rev. Bonds, (Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A-/P	750,000	751,001
U. of MN Rev. Bonds, Ser. A
5.00%, 9/1/41	Aa1	2,000,000	2,433,266
5.00%, 4/1/41	Aa1	1,000,000	1,185,979
5.00%, 9/1/39	Aa1	1,500,000	1,829,304
5.00%, 4/1/35	Aa1	1,000,000	1,185,979
Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A
5.00%, 1/1/49	Aa3	1,500,000	1,836,169
5.00%, 1/1/32	Aa3	500,000	591,499
U.S. Govt. Coll., 5.00%, 1/1/31 (Prerefunded 1/1/24)	Aa3	1,000,000	1,112,790
5.00%, 1/1/30	Aa3	1,000,000	1,061,946
Winona, Hlth. Care Fac. Rev. Bonds, (Winona Hlth. Oblig. Group), 5.00%, 7/1/34	BBB	400,000	400,916
Woodbury, G.O. Bonds, Ser. A, 3.00%, 2/1/22	AAA	780,000	789,511

			153,775,003
New Jersey (0.2%)
NJ State Econ. Dev. Auth. Rev. Bonds, (NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB	260,000	289,652

			289,652
New York (0.1%)
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds, (Catholic Hlth. Svcs. of Long Island Oblig. Group), 5.00%, 7/1/33	A-	100,000	111,812

			111,812
Ohio (0.3%)
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin), 5.00%, 11/15/23	BBB+/F	150,000	165,291
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.00%, 7/1/40	A	250,000	288,541

			453,832
Wisconsin (0.2%)
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds, (Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB-/P	250,000	272,748

			272,748

Total municipal bonds and notes (cost $151,204,213)			$159,901,058

SHORT-TERM INVESTMENTS (0.9%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08%(AFF)	Shares	1,142,193	$1,142,193
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%(P)	Shares	10,000	10,000
U.S. Treasury Bills 0.043%, 10/19/21(SEGCCS)		$200,000	199,987
U.S. Treasury Bills 0.006%, 9/14/21(SEG)(SEGCCS)		100,000	99,999

Total short-term investments (cost $1,452,181)			$1,452,179
TOTAL INVESTMENTS

Total investments (cost $152,656,394)			$161,353,237

FUTURES CONTRACTS OUTSTANDING at 8/31/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	68	$8,412,875	$8,412,875	Dec-21	$(26,012)

Unrealized appreciation					—

Unrealized (depreciation)					(26,012)

Total					$(26,012)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/21 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$1,200,000	$12,959	$—	11/18/21	—	1.16% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$12,959
1,200,000	11,759	—	11/18/21	—	1.15% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	11,759
1,750,000	5,719	—	11/2/21	—	1.00% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(5,719)
600,000	6,096	—	11/18/21	—	1.70% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(6,096)
600,000	6,096	—	11/18/21	—	1.70% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(6,096)
1,500,000	14,003	—	11/16/21	—	1.60% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(14,003)

Upfront premium received		—	Unrealized appreciation			24,718

Upfront premium (paid)		—	Unrealized (depreciation)			(31,914)

	Total	$—			Total	$(7,196)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/21 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	$6,920,000	$226,076	$(70)	3/29/26	2.51% — At maturity	USA Non-revised Consumer Price Index- Urban (CPI-U) — At maturity	$(226,146)

Total			$(70)				$(226,146)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2021 through August 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "the SEC" represent the Securities and Exchange Commission, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $159,810,970.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 8/31/21
	Short-term investments
	Putnam Short Term Investment Fund**	$390,135	$8,740,969	$7,988,911	$552	$1,142,193

	Total Short-term investments	$390,135	$8,740,969	$7,988,911	$552	$1,142,193
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $58,000.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $173,983.
(FWC)	Forward commitment, in part or in entirety.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $3,227,998 to cover certain derivative contracts and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Local debt	26.2%
	Education	24.4
	Healthcare	21.2
	Utilities	10.5
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $7,196 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$159,901,058	$—
Short-term investments	10,000	1,442,179	—

Totals by level	$10,000	$161,343,237	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(26,012)	$—	$—
Total return swap contracts	—	(233,272)	—

Totals by level	$(26,012)	$(233,272)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	70
OTC total return swap contracts (notional)	$6,300,000
Centrally cleared total return swap contracts (notional)	$6,900,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com